Exhibit 10.4

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is made this 30th day of March, 2011, between TNP ACQUISITIONS, LLC, a Delaware limited liability company (the “Assignor”); and TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

THAT for and in consideration of the sum of ten dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign to Assignee all of Assignor’s rights, title, and interest in, to, and under that certain Purchase and Sale Agreement dated August 16, 2010, as amended (the “Purchase Agreement”), between 525, 605, 655, 675, 715, 725, 755, 775 & 785 West Craig Road Holdings, LLC, a Maryland limited liability company, as Seller, and Assignor, in connection with the purchase of certain property located at 655 W. Craig Road, Las Vegas, Nevada 89032 (the “Property”), which Property is more particularly described in the Purchase Agreement.

Assignee, as evidenced by its signature hereto, agrees to assume and perform the obligations of Assignor under the Purchase Agreement.

[SIGNATURES FOLLOW]

WITNESS the following signatures:

ASSIGNOR:	TNP ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Anthony W. Thompson
	Name:	Anthony W. Thompson
	Its:	CEO

ASSIGNEE:	TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

	By:	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

		By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

			By:	TNP Strategic Retail Trust, Inc., a Maryland corporation its General Partner

				By:	/s/ Anthony W. Thompson
				Name:	Anthony W. Thompson
				Its:	CEO